SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 18, 2015

Quest Diagnostics Incorporated
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or other jurisdiction of Incorporation)

001-12215 (Commission File Number)	16-1387862 (I.R.S. Employer Identification No.)

Three Giralda Farms Madison, NJ (Address of principal executive offices)	07940 (Zip Code)
(973) 520-2700 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation the registrant under any of the following provisions (see General Instruction a.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On March 18, 2015, the Company issued a press release announcing the pricing for its previously announced cash tender offers to purchase up to $250,000,000 combined aggregate principal amount of its 6.950% Senior Notes due 2037 and 5.750% Senior Notes due 2040 (the “Tender Offers”). A copy of the press release, dated March 18, 2015, announcing the pricing of the Tender Offers is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference into this Current Report on Form 8-K.

On March 19, 2015, the Company issued a press release announcing the early tender date results of the Tender Offers. A copy of the press release, dated March 19, 2015, announcing the early tender date results is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated by reference into this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

Exhibit	Description

99.1	Press Release Announcing the Pricing of the Tender Offers, dated March 18, 2015

99.2	Press Release Announcing the Early Tender Date Results of the Tender Offers, dated March 19, 2015

2

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

March 19, 2015

QUEST DIAGNOSTICS INCORPORATED

By:	/s/ William J. O’Shaughnessy, Jr.
William J. O’Shaughnessy, Jr.
Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release Announcing the Pricing of the Tender Offers, dated March 18, 2015

99.2	Press Release Announcing the Early Tender Date Results of the Tender Offers, dated March 19, 2015